ASEF-SOAI-SUP 121019

Statement of Additional Information Supplement dated December 10, 2019

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information of the Funds listed below:

Invesco American Value Fund	Invesco Mid Cap Growth Fund
Invesco Comstock Fund	Invesco Small Cap Value Fund
Invesco Dividend Income Fund	Invesco Technology Fund
Invesco Energy Fund	Invesco Technology Sector Fund
Invesco Gold & Precious Metals Fund	Invesco Value Opportunities Fund

This supplement amends the Statement of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.

As of December 10, 2019, Class A, C, Y and Investor Class shares of Invesco Dividend Income Fund and Class A, C and Y shares of Invesco Small Cap Value Fund are no longer included in the Statement of Additional Information.

ASEF-SOAI-SUP 121019